Warrants	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Warrants
(17)	Warrants

Pursuant to the Athyrium Credit Agreement, UBS issued to the lenders warrants entitling the holder to purchase up to an aggregate total of 4.5 million shares of UBI’s common stock in the form of CDIs at a price of A$1.00 per share (the “Exercise Price”), which represents a 117% premium over the closing price of UBI’s common stock on December 19, 2013. The warrants are immediately exercisable and have a term of seven years.

The warrants may be exercised at any time until December 19, 2020, in whole or in part in minimum multiples of 500,000 shares of common stock. The holder of the warrants can pay the Exercise Price in cash or it has the right to pay all or a portion of the Exercise Price by making a cashless exercise, therefore reducing the number of shares of common stock the holder would otherwise be issued.

The warrant is subject to adjustments in the event of certain issuances by UBS, such as bonus issues, pro rata (rights) issues and reorganizations (e.g. consolidation, subdivision).

The Company assessed that the warrants are not liabilities within scope of ASC 480-10-25. The warrants are legally detachable from the loan and separately exercisable as such meets the definition of a freestanding derivative instrument pursuant to ASC 815.

However, the scope exception in accordance with ASC 815-10-15-74 applies to warrants and it meets the requirements of ASC 815 that would be classified in stockholders’ equity. Therefore, the warrants were initially accounted for within stockholders’ equity, and subsequent changes in fair value will not be recorded. The fair value of the warrant was estimated using the Trinomial Lattice model.

The debt issuance costs were recorded as deferred issuance costs and are amortized as interest expense, using the effective interest method, over the term of the loan pursuant to ASC 835-30-35-2.